SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C. 20549


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                     FORM 8-K



                  CURRENT REPORT



      Pursuant to section 13 or 15(d) of the
          Securities Exchange Act of 1934

         Date of Report: December 9, 1996



               ELSINORE CORPORATION
     (Exact name of registrant as specified in its charter)

     STATE OF NEVADA         1-7831            88 0117544
     (State or other      (Commission File   (IRS Employer
     jurisdiction)            Number)        of Incorporation
                                             Identification No.)





     202 Fremont Street                 89101
     Las Vegas, Nevada                  (Zip Code)
     (Address of principal
     executive offices)


     Registrant's telephone, including area code: (702) 385-4011





















     Item 5.  Other Events.


          On December 9, 1996, Elsinore Corporation issued a press release, attached hereto as an exhibit, announcing that in connection with the Chapter 11 proceedings of Elsinore and a number of its subsidiaries pending in the U.S. Bankruptcy Court for the District of Nevada (the "Bankruptcy Court"), that the date by which its confirmed plan of reorganization must be effective has been extended by Bankruptcy Court order until March 31, 1997.



     Item 7.  Financial Statements and Exhibits

          Exhibit No.       Description

               99        Press Release of the Company dated
                           December 9, 1996.

































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                    SIGNATURES:


          Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

          Dated: December 9, 1996


                              ELSINORE CORPORATION




                    By: /s/ Thomas E. Martin
                    THOMAS E. MARTIN
                    President and Chief Executive Officer



                    By: /s/ Brent E. Duncan
                    BRENT E. DUNCAN
                    Secretary and Treasurer


































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